UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2014

HERITAGE FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-34902	38-3814230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707
(Address of principal executive offices)

(229) 420-0000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 21, 2014, Heritage Financial Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alarion Financial Services, Inc. (“Alarion”).  The Merger Agreement provides for the merger of Alarion with and into the Company (the “Merger”), with the Company surviving the Merger.  The Merger Agreement also provides that, immediately following closing of the Merger (the “Effective Time”), the wholly-owned bank subsidiary of Alarion, Alarion Bank, will merge with and into the Company’s wholly-owned  bank subsidiary, HeritageBank of the South (the “Bank Merger”), with HeritageBank of the South surviving the Bank Merger.  The boards of both the Company and Alarion unanimously approved the Merger Agreement.

Under the terms of the Merger Agreement, Alarion's shareholders will receive 0.44 shares of the Company's common stock (or cash in lieu of fractional shares) for each share of Alarion common stock owned, resulting in the issuance of approximately 1,159,000 shares in the Merger to Alarion shareholders.  In addition, the Merger Agreement provides that, at the Effective Time, Alarion’s $6.840 million of outstanding preferred stock shall be converted into preferred stock of the Company.

In connection with the Merger Agreement, the Company also entered into an Exchange Agreement (the “Exchange Agreement”) with Jacobs Asset Management, LLC (“JAM”), an investor in the Company that owns approximately $4.5 million of Alarion’s preferred stock.  The Exchange Agreement provides that, immediately following the Effective Time, the Company will redeem the shares of Company preferred shares owned by JAM for approximately 178,000 shares of Company common stock and $1.7 million in cash, subject to adjustment in the event that, following such redemption, JAM would own more than 9.99% of the Company’s then-outstanding common stock.  A copy of the Exchange Agreement is attached hereto as Exhibit G to the Merger Agreement, attached hereto as Exhibit 2.1, and incorporated herein by reference.

The Merger Agreement contains various customary representations, warranties and covenants by the Company and Alarion, and customary closing conditions, including, among others, approval of the Merger by Alarion’s shareholders, the registration of the Company’s common stock to be issued in the Merger, the Company’s common stock not having fallen by a specified percent in relation to a prescribed index, and receipt of required regulatory approvals.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.  The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, Alarion or their respective subsidiaries and affiliates.  The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Alarion, their respective subsidiaries and affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Company’s registration statement on Form S-4 that will include Alarion’s proxy statement and the Company’s prospectus, as well as in the Form 10-K, Form 10-Qs and other filings that the Company makes with the SEC.

Item 2.02	Results of Operations.

On April 22, 2014, the Company issued a press release announcing certain preliminary financial results for the quarter ended March 31, 2014.  The full text of the press release is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosures.

Reference is made to the information set forth in response to Item 1.01, which information is incorporated herein by reference. A copy of the press release announcing the Merger is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The Company has posted on the Investors page of its website a slide presentation related to the proposed Merger.  A copy of the slide presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to such exhibit. The Company is not undertaking to update this presentation.

The information furnished in Exhibits 99.2 and 99.3 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication is being made in respect of a proposed business combination transaction involving the Company and Alarion.  In connection with the proposed transaction, the Company will file with the SEC a registration statement on Form S-4 to register the shares of the Company's common stock issuable in the contemplated transactions.  The registration statement will contain a proxy statement and prospectus to be distributed to the shareholders of Alarion in connection with their vote on the proposed transaction.  Alarion will mail the final proxy statement and prospectus to its shareholders.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION REGARDING THE PROPOSED TRANSACTION, ALARION SHAREHOLDERS ARE URGED TO READ ALL FILINGS MADE BY THE COMPANY IN CONNECTION WITH THE TRANSACTION, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT AND PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Copies of all documents filed with the SEC regarding this transaction may be obtained, free of charge, at the SEC's website (www.sec.gov) and by accessing the Company's website (www.eheritagebank.com under the heading "Investors" and then under the link "SEC Filings."  These documents may also be obtained free of charge from the Company by requesting them in writing to T. Heath Fountain, Executive Vice President and Chief Financial Officer, Heritage Financial Group, Inc., 721 North Westover Boulevard, Albany, Georgia 31707, or by telephone at (229) 878-2055.

The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies in favor of the proposed transaction from the shareholders of Alarion.  You can find information about the Company’s executive officers and directors in the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 14, 2014, and its most recent definitive proxy statement filed with the SEC on April 18, 2013.  The directors, executive officers and certain other members of management and employees of Alarion may also be deemed to be participants in the solicitation of proxies in favor of the proposed transaction from the shareholders of Alarion.  Information about the directors and executive officers of Alarion will be included in the proxy statement and  prospectus for the proposed transaction.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement and prospectus regarding the proposed transaction when it becomes available.  Free copies of this document may be obtained as described in the preceding paragraph.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s performance or achievements to be materially different from any expected future results, performance or achievements. Forward-looking statements speak only as of the date they are made and neither the Company nor Alarion assumes any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company and Alarion, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in the Company’s stock price before closing, including as a result of the financial performance of the Company prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies, (iii) the risk that the benefits from the Merger may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and Alarion operate; (iv) the ability to promptly and effectively integrate the businesses of the Company and Alarion; (v) the reaction of the companies’ customers, employees and counterparties to the Merger; and (vi) diversion of management time on merger-related issues. For more information, see the risk factors described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1
Agreement and Plan of Merger by and between Heritage Financial Group, Inc. and Alarion Financial Services, Inc., dated as of April 21, 2014. Pursuant to Item 601(b)(2) of the Regulation S-K, certain schedules to this agreement have not been filed with this exhibit. The schedules contain various items relating to the business of and the representations and warranties made by Alarion Financial Services, Inc. The Registrant agrees to furnish any omitted schedule to the SEC upon request.

99.1	Copy of press release issued for pre-announcement of earnings by the Company on April 22, 2014.*

99.2	Copy of press release issued for the merger announcement by the Company on April 22, 2014.*

99.3	Presentation by the Company on April 22, 2014.*

*  Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: April 22, 2014	By:	/s/ T. Heath Fountain
T. Heath Fountain
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

2.1
Agreement and Plan of Merger by and between Heritage Financial Group, Inc. and Alarion Financial Services, Inc., dated as of April 21, 2014. Pursuant to Item 601(b)(2) of the Regulation S-K, certain schedules to this agreement have not been filed with this exhibit. The schedules contain various items relating to the business of and the representations and warranties made by Alarion Financial Services, Inc. The Registrant agrees to furnish any omitted schedule to the SEC upon request.

99.1	Copy of press release issued for pre-announcement of earnings by the Company on April 22, 2014.*

99.2	Copy of press release issued for the merger announcement by the Company on April 22, 2014.*

99.3	Presentation by the Company on April 22, 2014.*

*  Furnished, not filed.